UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 23, 2012

Date of report (Date of earliest event reported)

SEI Investments Company

(Exact name of registrant as specified in its charter)

Pennsylvania	0-10200	23-1707341
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1 Freedom Valley Drive

Oaks, Pennsylvania 19456

(Address of principal executive offices) (Zip Code)

(610) 676-1000

(Registrants’ telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of the Company was held on May 23, 2012 at 1 Freedom Valley Drive, Oaks, Pennsylvania, pursuant to the Notice sent on or about April 13, 2012 to all shareholders of record at the close of business on March 23, 2012. At that meeting:

(1)	The following nominees were elected as directors of the Company for terms expiring in the year 2015 and received the votes set forth opposite their names below:

Name of Nominee	For	Against	Abstain
Richard B. Lieb	129,748,817	4,921,000	124,552
Carmen V. Romeo	129,855,467	4,765,472	173,430

There were a total of 11,831,701 broker non-votes for the election of directors.

Since the Board of Directors is divided into three classes with one class elected each year to hold office for a three-year term, the term of office for the following directors continued after the Annual Meeting: Alfred P. West, Jr., William M. Doran, Sarah W. Blumenstein and Kathryn M. McCarthy.

(2)	A resolution to approve, on an advisory basis, the compensation of named executive officers, received the votes set forth below:

For	Against	Abstain
131,683,076	2,716,729	394,564

There were a total of 11,831,701 broker non-votes on this matter.

(3)	The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the 2012 fiscal year was ratified by the following vote:

For	Against	Abstain
144,901,526	815,442	909,102

Item 8.01.	Other Events.

On May 23, 2012, the Company issued a press release declaring a dividend of $.15 (fifteen cents) per share. The cash dividend will be payable to shareholders of record on June 18, 2012, with a payment date of June 26, 2012. In addition, the Company’s Board of Directors approved an increase in its stock repurchase program by an additional $100 million.

A copy of the press release is furnished as Exhibit 99.1 and incorporated in this Item 8.01 by reference.

As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 5.07, Item 8.01 and in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of SEI Investments Company dated May 23, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEI Investments Company

Date: May 24, 2012	By:	/s/ Dennis J. McGonigle
Dennis J. McGonigle
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of SEI Investments Company dated May 23, 2012.

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